UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 14, 2005



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



                001-15649                       760494995
                ---------                       ---------
          (Commission File Number) (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act.
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act.
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act.

Item 8.01.        Other Events.

     On February 14, 2005, Eagle Broadband, Inc. (the "Company"), completed the previously announced sale of 20 million shares of its common stock to certain investors, at a price of $0.41 per share (the "Offering"). The Keystone Equities Group ("Keystone") acted as placement agent for the Company pursuant to the Placement Agent Agreement, dated February 7, 2005, between the Company and Keystone ("Agreement"), which Agreement was attached as an exhibit to the Company's Current Report on Form 8-K filed on February 11, 2005. The aggregate proceeds of the Offering are $8,200,000 before placement agent fees and other offering expenses.

     The Company entered into a purchase agreement in the form attached hereto as Exhibit 10.1 directly with each investor in connection with the Offering, and have only sold shares of its common stock in the Offering to investors who have entered into such a purchase agreement.

     The Company has issued a press release announcing the close of the Offering, which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


Item 9.01.     Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Inapplicable.

         (b)      Pro Forma Financial Information.

                  Inapplicable.

         (c)      Exhibits

         Exhibit Number             Exhibit Description
         --------------             -------------------

              10.1                  Form of Stock Purchase Agreement
              99.1                  Press Release dated February 14, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     EAGLE BROADBAND, INC.



                                                    By:  /s/ DAVID WEISMAN
                                                    ----------------------------
                                                         Chief Executive Officer






DATE: February 18, 2005

                                  EXHIBIT INDEX
                                  -------------

         Exhibit Number             Exhibit Description
         --------------             -------------------

              10.1                  Form of Stock Purchase Agreement
              99.1                  Press Release dated February 14, 2005